Exhibit 10.9
1998 STOCK OPTION AND INCENTIVE PLAN

1. Purpose of Plan. The Trinity Industries, Inc. 1998 Stock Option and Incentive Plan is intended to enable the Company to remain competitive and innovative in its ability to attract, motivate, reward and retain a strong management team of superior capability and to encourage a proprietary interest in the Company by persons who occupy key positions in the Company or its Affiliates by enabling the Company to make awards that recognize the creation of value for the stockholders of the Company and promote the Company's growth and success. In furtherance of that purpose, eligible persons may receive stock options, stock appreciation rights, restricted stock, performance awards, dividend equivalent rights, and other awards, or any combination thereof.
2. Definitions. Unless the context otherwise requires, the following terms when used herein shall have the meanings set forth below:
"Affiliate" - Any corporation, partnership or other entity in which the Company, directly or indirectly, owns a fifty percent (50%) or greater interest.
"Award" - A stock option, stock appreciation right, restricted stock, performance award, dividend equivalent right or other award under this Plan.
"Board" - The Board of Directors of the Company, as the same may be constituted from time to time.
"Code" - The Internal Revenue Code of 1986, as amended from time to time.
"Committee" - A committee designated by the Board of Directors which shall consist of not less than three members of the Board who shall be appointed by, and shall serve at the pleasure of, the Board. Unless the Board determines otherwise, the members of the Committee shall be "non-employee directors" within the meaning of Rule 16b-3 of the General Rules and Regulations of the Exchange Act, and "outside directors" within the meaning of Section 162(m) of the Code and the regulations thereunder.
"Company" - Trinity Industries, Inc., a Delaware corporation.
"Disability" - Permanent and total inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.
"Dividend equivalent right" - The right of the holder thereof to receive credits based on the cash dividends that would have been paid on the Shares specified in the Award if the Shares were held by the eligible employee to whom the Award is made.
"Exchange Act" - The Securities Exchange Act of 1934, as amended from time to time.
"Fair Market Value" - The last reported sales price per share of Shares on the New York Stock Exchange on the date of determination or, if no sale is made on such date, on the last sale date immediately preceding the date of determination. If Shares are not listed on such exchange on that date, the Fair Market Value shall be the highest reported bid price on the date of determination or, if such bid price is not available for such date, on the closest preceding date when such bid price is available.
"Incentive Stock Option" - A stock option meeting the requirements of Section 422 of the Code or any successor provision.
"Non-qualified Stock Option" - A stock option other than an incentive stock option.
"Optionee" - A person who has been granted a stock option under this Plan and who has executed a written stock option agreement with the Company.
"Plan" - The Plan set forth herein.
"Performance Award" - An Award hereunder of Shares, units or rights based upon, payable in, or otherwise related to, Shares.
"Retirement" - Termination of employment, other than discharge for cause, after age 65 or on or before age 65 if pursuant to the terms of any retirement plan maintained by the Company or any of Affiliates in which such person participates.
"Share" - A share of the Company's Common Stock, par value $1.00 per share, and any share or shares of capital stock or other securities of the Company hereafter issued or issuable upon, in respect of or in substitution or exchange for each such share.

"Stock Appreciation Right" - The right to receive an amount in cash or Shares equal to the excess of the Fair Market Value of a Share on the date of exercise over the Fair Market Value of a Share on the date of the grant (or other value specified in the agreement granting the Stock Appreciation Right).
3. Administration of the Plan. The Plan shall be administered by the Committee. Subject to the provisions of the Plan and directions from the Board, the Committee is authorized to:
(a) determine the persons to whom Awards are to be granted;
(b) determine the type of Award to be granted, the number of Shares to be covered by the Award, the pricing of the Award, the time or times when the Award shall be granted and may be exercised, any restrictions on the exercise of the Award, and any restrictions on Shares acquired pursuant to the exercise of an Award;
(c) conclusively interpret the Plan provisions;
(d) prescribe, amend and rescind rules and regulations relating to the Plan or make individual decisions as questions arise, or both;
(e) rely upon employees of the Company for such clerical and record-keeping duties as may be necessary in connection with the administration of the Plan; and
(f) make all other determinations and take all other actions necessary or advisable for the administration of the Plan. All questions of interpretation and application of the Plan or pertaining to any question of fact or Award granted hereunder shall be decided by the Committee, whose decision shall be final, conclusive and binding upon the Company and each other affected party.
4. Shares Subject to Plan. The maximum number of Shares that may be issued pursuant to Awards under this Plan shall not exceed 2,000,000 unless such maximum shall be increased or decreased by reason of changes in capitalization of the Company as hereinafter provided. Notwithstanding the foregoing, no more than 600,000 Shares available for Awards shall be issued in the aggregate as Restricted Stock or in satisfaction of Performance Awards or Other Awards, subject to adjustment as provided in Section 20 hereof. The Shares issued pursuant to the Plan may be authorized but unissued Shares, or may be issued Shares which have been reacquired by the Company.
To the extent that any Award under this Plan or any stock option granted under any prior stock option plan of the company shall be forfeited, shall expire or be canceled, in whole or in part, then the number of Shares covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired Shares are delivered to the Company in full or partial payment of the exercise price for the exercise of a stock option granted under this Plan or any prior stock option plan of the Company, the number of Shares available for future Awards under this Plan shall be reduced only by the net number of Shares issued upon the exercise of the option. Awards that may be satisfied either by the issuance of Shares or by cash or other consideration shall be counted against the maximum number of Shares that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of Shares. Awards will not reduce the number of Shares that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of Shares, as, for example, a Stock Appreciation Right that can be satisfied only by the payment of cash.
5. Eligibility. Eligibility for participation in the Plan shall be confined to a limited number of persons who are employed by the Company, or one or more of its Affiliates, and who are directors or officers of the Company or one or more of its Affiliates, or who are in managerial or other key positions in the company or one or more of its Affiliates, and non-employee directors of the Company. In making any determination as to persons to whom Awards shall be granted, the type of Award; and/or the number of Shares to be covered by the Award, the committee shall consider the position and responsibilities of the person, his or her importance to the Company and its Affiliates, the duties of such person, his or her past, present and potential contributions to the growth and success of the Company and its Affiliates, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.
6. Grant of Stock Options. The Committee may grant stock options to any eligible person. Each person so selected shall be offered an option to purchase the number of Shares determined by the Committee. The maximum number of options that may be granted to any one individual during any fiscal year of the Company shall not exceed 300,000 (subject to adjustment pursuant to Section 20 of this Plan). The Committee shall specify whether such option is an Incentive Stock Option or Non-qualified Stock Option. Each such person so selected shall have a reasonable period of time within which to accept or reject the offered option. Failure to accept within the period so fixed by the Committee may be treated as a rejection. Each person who accepts an option shall enter into a written agreement with the Company, in such form as the Committee may prescribe, setting forth the terms and conditions of the option, consistent with the provisions of this Plan. The Optionee and the Company shall enter into separate option agreements for Incentive Stock Options and Non-qualified Stock Options. At any time and from time to time, the Optionee and the company may agree to modify an option agreement in order that an Incentive Stock Option may be converted to a Non-qualified Stock Option. The Committee may not reprice underwater stock options by canceling and regranting stock options or by lowering the exercise price except for adjustments pursuant to Section 20 hereof.
The Committee may require that an Optionee meet certain conditions before the option or a portion thereto may be exercised, as, for example, that the Optionee remain in the employ of the company or one of its Affiliates for a stated period or periods of time before the option, or stated portions thereof, may be exercised.
7. Option Exercise Price of Stock Options. The option exercise price of the Shares covered by each stock option shall be determined by the Committee; provided, however, that the option exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of Shares on the date of the grant.
8. Limitations on Grant of Incentive Stock Options.
(a) Incentive Stock Options shall not be granted to a non-employee director or more than 10 years after the Effective Date of this Plan, and the aggregate Fair Market Value (determined as of the date of grant) of the Shares with respect to which any Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year under the Plan and all such plans of the Company (as defined in Section 425 of the Code) shall not exceed $100,000.
(b) Notwithstanding anything herein to the contrary, in no event shall any employee owning more than ten percent (10%) of the total combined voting power of the Company or any Affiliate corporation be granted an Incentive Stock Option hereunder unless (1) the option exercise price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Shares at the time that the option is granted and (2) the term of the option shall not exceed five (5) years.
(c) In no event shall the Number of Shares issued pursuant to the exercise of Incentive Stock Options granted hereunder exceed 2,000,000.
9. Term of Stock Options. The term of a stock option shall be for such period of months or years from the date of its grant as may be determined by the committee; provided, however, that no stock option shall be exercisable later than ten (10) years from the date of its grant. Unless otherwise determined by the Committee, each option shall otherwise be subject to earlier termination as hereinafter provided:
(a) If the Optionee ceases to be an officer, director, or employee of the company or any Affiliates by reason of the fact that the Optionee is discharged for cause, as determined solely and exclusively by the Committee, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited at the time of the Optionee's discharge for cause.
(b) If the Optionee ceases to be an officer, director, or employee of the Company or any Affiliate by reason of the Optionee's resignation, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited ten (10) days after the date of such resignation by the Optionee; except that in case the Optionee shall die within ten (10) days after the date of such resignation, the personal representatives, heirs, delegatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (12) months from the date of such resignation to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.
(c) If the Optionee ceases to be an officer, director, or employee of the Company or any Affiliate by reason of the Optionee's retirement, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited (i) in the case of an Incentive Stock Option, three (3) months after the date of the Optionee's retirement, and (ii) in the case of a Non-Qualified Stock Option, thirty-six (36) months after the date of the Optionee's retirement; provided however, if the Optionee shall die during the applicable period provided under clause (i) or (ii), the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (12) months from the date of death to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.
(d) If the Optionee ceases to be an officer, director, or employee of the Company or any Affiliates by reason of the Optionee's disability, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited three (3) months after the date that the Optionee ceased, on account of such disability, to be an officer, director, or employee of the Company or any Affiliates; except that in case the Optionee shall die within three (3) months after the Optionee ceases to be an officer, director, or employee by reason of the Optionee's disability, the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (12) months from such cessation of service to exercise any such option to the extent that the Optionee was exercisable prior to death and had not been so exercised.
(e) If the Optionee ceases to be an officer, director, or employee of the company or any Affiliates by reason of death, the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (12) months from the termination of service to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.
(f) If the Optionee ceases to be an officer, director, or employee of the company or any Affiliates by reason other than discharge for cause, resignation, retirement, disability, or death, all rights of the Optionee to exercise an option shall terminate, lapse and be forfeited three (3) months after the date that the Optionee ceased to be an officer, director, or employee of the Company or an Affiliate; except that in case the Optionee shall die within three (3) months thereafter the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (12) months from such cessation of service to exercise any such option to the extent that the Optionee was exercisable prior to death and had not been so exercised.
(g) Despite the provisions of paragraphs (b), (c), (d), (e), and (f) of this Section, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date of its grant.
10. Vesting of Stock Options.
(a) Each stock option granted hereunder may only be exercised to the extent that the Optionee is vested in such option. Each stock option shall vest separately in accordance with the option vesting schedule determined by the Committee, in its sole discretion, which will be incorporated in the stock option agreement. The option vesting schedule will be accelerated if, in the sole discretion of the Committee, the Committee determines that acceleration of the option vesting schedule would be desirable for the Company.
(b) If an Optionee ceases to be an officer, director, or employee of the Company or any Affiliate by reason of death, disability, or retirement, the Optionee or the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall become fully vested in each stock option granted to the Optionee and shall have the immediate right to exercise any such option to the extent not previously exercised.
(c) In the event of a Change in Control (as hereinafter defined), each stock option granted under the Plan shall become fully vested and exercisable. For purposes hereof, a "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:
(I) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (III) below; or
(II) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date of this Plan, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date of this Plan or whose appointment, election or nomination for election was previously so approved or recommended; or
(III) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 30% or more of the combined voting power of the company's then outstanding securities; or
(IV) the stockholders of the Company approve a plan of complete liquidation or dissolution of the company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.
For purposes hereof:
"Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.
"Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

"Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
(d) Notwithstanding any provision of this Plan, in the event of a Change in Control in connection with which the holders of Shares receive shares of common stock that are registered under Section 12 of the Exchange Act, all outstanding options shall immediately be exercisable in full and there shall be substituted for each Share available under this Plan, whether or not then subject to an outstanding option, the number and class of shares into which each outstanding Share shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share of each option shall be appropriately adjusted by the Committee, such adjustments to be made without an increase in the aggregate purchase price.
(e) Notwithstanding any provision of this Plan, in the event of a Change in Control in connection with which the holders of Shares receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding option shall be surrendered to the Company by the holder thereof, and each such option shall immediately be canceled by the Company, and the holder shall receive, within ten (10) days of the occurrence of such Change in Control, a cash payment from the Company in an amount equal to the number of Shares then subject to such option, multiplied by the excess, if any, of (i) the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a Share on the date of occurrence of the Change in Control over (ii) the purchase price per Share subject to the option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 of the Exchange Act and the rules and regulations thereunder.
11. Non-transferability of Stock Options. A stock option shall not be transferable otherwise than by will or the laws of descent and distribution, and a stock option may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that with the approval of the Committee, a Non-qualified Stock Option may be transferred to one or more members of the immediate family of the Optionee, to a trust for the benefit of one or more members of the immediate family of the Optionee or to a partnership, the sole partners of which are the Optionee and members of the immediate family of the Optionee. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of a stock option contrary to the provisions hereof, or the levy of any execution, attachment, or similar process upon a stock option shall be null and void and without effect.
12. Exercise of Stock Options.
(a) Stock options may be exercised as to Shares only in minimum quantities and at intervals of time specified in the written option agreement between the Company and the Optionee. Each exercise of a stock option, or any part thereof, shall be evidenced by a notice in writing to the Company. The purchase price of the Shares as to which an option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:
(1) in cash (including check, bank draft, or money order); or
(2) by the delivery of Shares (including Restricted Stock when and as agreed to by the Company) already owned by the Optionee for a period of at least 6 months having a Fair Market Value equal to the aggregate option price;
(3) by a combination of cash and Shares; or
(4) by providing with the notice of exercise an order to a designated broker to sell part or all of the Shares and to deliver sufficient proceeds to the Company, in cash or by check payable to the Company, to pay the full purchase price of the Shares and all applicable withholding taxes.
(b) If an Optionee delivers Shares already owned by him or her in full or partial payment of the exercise price for any stock option granted under this Plan or any prior stock option plan of the Company, the Committee may authorize the automatic grant of a new option (a "Reload Option") for that number of Shares as shall equal the number of already owned Shares surrendered in payment of the option exercise price of the underlying stock option being exercised. The grant of a Reload Option will become effective upon the exercise of the underlying stock option. The option exercise price of the Reload Option shall be the Fair market Value of a Share on the effective date of the grant of the Reload Option. Each Reload Option shall be exercisable no earlier than six (6) months from the date of its grant and no later than the time when the underlying stock option being exercised could be last exercised. The Committee may also specify additional terms, conditions and restrictions for the Reload Option and the Shares to be acquired upon the exercise thereof.

(c) An Optionee shall not have any of the rights of a stockholder of the Company with respect to the Shares covered by a stock option except to the extent that one or more certificates of such Shares shall have been delivered to the Optionee, or the Optionee has been determined to be a stockholder of record by the Company's Transfer Agent, upon due exercise of the option.
13. Date of a Stock Option Grant. The granting of a stock option shall take place only when the Committee approves the granting of such option. Neither any action taken by the Board nor anything contained in the Plan or in any resolution adopted or to be adopted by the Board or stockholders of the Company shall constitute the granting of a stock option under this Plan.
14. Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any eligible employee, either as a separate Award or in connection with a stock option. Stock Appreciation Rights shall be subject to such terms and conditions as the Committee shall impose. The grant of the Stock Appreciation Right may provide that the holder may be paid for the value of the Stock Appreciation Right either in cash or in Shares, or a combination thereof. In the event of the exercise of a Stock Appreciation Right payable in Shares, the holder of the Stock Appreciation Right shall receive that number of whole Shares of stock of the company having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Fair Market Value on the date of the grant (or other value specified in the agreement granting the Stock Appreciation Right) by (ii) the number of Shares as to which the Stock Appreciation Right is exercised. If a Stock Appreciation Right is granted in tandem with a stock option, there shall be surrendered and canceled from the option at the time of exercise of the Stock Appreciation Right, in lieu of exercise under the option, that number of Shares as shall equal the number of shares as to which the Stock Appreciation Right shall have been exercised. However, notwithstanding the foregoing, the Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a Stock Appreciation Right, but any such limitation shall be specified at the time that the Stock Appreciation Right is granted. Notwithstanding the foregoing, the maximum number of Shares for which grants of Stock Appreciation Rights may be made to an individual in any fiscal year of the Company shall not exceed 300,000 (subject to adjustment pursuant to Section 20 of this Plan), and the exercise price of any Stock Appreciation Right shall in no event be less than the Fair Market Value of the Shares at the time of the grant.
15. Restricted Stock.
(a) The Committee may grant Awards of restricted stock to any eligible employee, for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant. The terms and conditions of restricted stock shall be specified by the grant. The committee, in its sole discretion, shall determine what rights, if any, the person to whom an Award of restricted stock is made shall have in the restricted stock during the restriction period and the restrictions applicable to the particular Award, including whether the holder of the restricted stock shall have the right to vote the Shares and receive all dividends and other distributions applicable to the Shares. The Committee shall determine when the restrictions shall lapse or expire and the conditions, if any, under which the restricted stock will be forfeited or sold back to the Company. Each Award of restricted stock may have different restrictions and conditions. The Committee, in its discretion, may prospectively change the restriction period and the restrictions applicable to any particular Award of restricted stock. Restricted stock may not be disposed of by the recipient until the restrictions specified in the Award expire.
(b) Any restricted stock issued hereunder may be evidenced in such manner as the Committee, in its sole discretion, shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of restricted stock awarded hereunder, such certificate shall bear an appropriate legend with respect of the restrictions applicable to such Award. The company may retain, at its option, the physical custody of the restricted stock during the restriction period or require that the restricted stock be placed in an escrow or trust, along with a stock power endorsed in blank, until all restrictions are removed or expire.
(c) The following provisions shall apply to any performance-based awards of Restricted Stock made under this Plan to any Executive Officer of the Company:
(i) the performance criteria upon which vesting of the Restricted Stock is contingent shall be such objective performance goals as the Committee shall establish in writing prior to the expiration of 90 days after the commencement of the performance period to which the performance goal or goals relate and while the outcome is substantially uncertain, and shall be based on total shareholder return, total shareholder return compared to a group of peer companies specified by the Committee, earnings per share, or operating income before federal income taxes; and
(ii) the maximum number of Shares that may be awarded to any Executive Officer with respect to all performance periods beginning in a calendar year shall not exceed 50,000 (subject to adjustment pursuant to Section 20 hereof).
(d) Holders of Restricted Stock may elect to satisfy any federal, state or local tax withholding obligation which is due in connection with the removal of restrictions on the Shares either (i) in cash or (ii) by the retention by the Company of a number of Shares of the Restricted Stock on which the restrictions are being lifted having a Fair Market Value equal to the amount to be withheld. The Committee shall determine, from time to time, the amount to be withheld and the time and manner in which a holder of Restricted Stock may elect to satisfy such withholding obligation. Such amount shall be not less than the minimum withholding obligation of the Company and not more than the amount determined by application of the maximum in effect for withdrawals under applicable federal, state or local tax law.
16. Performance Awards.
(a) The Committee may grant Performance Awards to any eligible employee, for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified at the time of the grant. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance criteria to be achieved during a performance period, and the maximum or minimum settlement values. Each Performance Award shall have its own terms and conditions. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company's business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the committee may modify the performance measures or objectives and/or the performance period.
(b) Performance Awards may be valued by reference to the Fair Market Value of a Share or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of specific financial, production, sales or cost performance objectives that the committee believes to be relevant to the Company's business and/or remaining in the employ of the company for a specified period of time. Performance Awards may be paid in cash, Shares, or other consideration, or any combination thereof. If payable in Shares, the consideration for the issuance of the Shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the committee.
(c) The following provisions shall apply to any Performance Awards made under this Plan to any Executive Officer of the Company:
(i) the performance criteria upon which realization of a Performance Award is contingent shall be such objective performance goals as the Committee shall establish in writing prior to the expiration of 90 days after the commencement of the performance period to which the performance goal or goals relate and while the outcome is substantially uncertain, and shall be based on operating profit, income before federal income tax, earnings per share, gross revenues, return on investment, or total shareholder return; and
(ii) if paid in Shares, the maximum number of Shares that may be awarded to any Executive Officer with respect to all performance periods beginning in a calendar year shall not exceed 300,000 (subject to adjustment pursuant to Section 20 hereof ) and if paid in cash the maximum amount payable with respect to all performance periods beginning in a fiscal year shall not exceed $1,000,000.
17. Dividend Equivalent Rights.
(a) The Committee may grant a Dividend Equivalent Right to any eligible employee, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.
(b) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.
18. Other Awards. The Committee may grant to any eligible employee other forms of Awards based upon, payable in, or otherwise related to, in whole or in part, Shares if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Program. The terms and conditions of such other form of Award shall be specified by the grant. Such Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.
19. Compliance with Securities and Other Laws. In no event shall the company be required to sell or issue Shares under any Award if the sale or issuance thereof would constitute a violation of applicable federal or state securities law or regulation or a violation of any other law or regulation of any governmental authority or any national securities exchange. As a condition to any sale or issuance of Shares, the Company may pledge legends on Shares, issue stop transfer orders, and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such law or regulation, including, if the Company or its counsel deems it appropriate, representations from the person to whom an Award is granted that he or she is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares will be made unless registered pursuant to applicable federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.
20. Adjustments Upon Changes in Capitalization. The value of an Award in Shares shall be adjusted from time to time as follows:
(a) Subject to any required action by stockholders, the number of Shares held in reserve for the Plan, the number of Shares subject to Options or Stock Appreciation Rights that may be granted to any individual in any calendar year, the number of Shares of Restricted Stock that may be awarded to an Executive Officer with respect to all performance periods beginning in any calendar year, the aggregate number that may be awarded under the Plan of Shares of Restricted Stock and Shares that may be paid in satisfaction of a Performance Award or Other Award, the maximum number of Shares that may be paid in satisfaction of a Performance Award with respect to all performance periods beginning in a calendar year, the number of Shares covered by each outstanding Award, and the exercise price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only on Shares) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company.
(b) Subject to any required action by stockholders, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of Shares subject to the option would have been entitled.
(c) In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Plan.
(d) In the event of a distribution by this Company of shares of stock in another corporation the aggregate number of shares covered by each outstanding option, and the option exercise price of a share under each outstanding option, may be equitably adjusted by the Board of Directors, in its sole discretion, for any increase or decrease in the value of the outstanding shares of this Company resulting from such distribution by this Company of shares of stock in another corporation.
To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination shall be final, binding, and conclusive.
Except as hereinbefore expressly provided in this Plan, any person to whom an Award is granted shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made without respect to the number or exercise price of Shares subject to an Award.
The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merger or to consolidate or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.
21. Effective Date. The Plan shall be effective as of July 17, 1998; provided, however, that if the Plan is not approved by the holders of a majority of the Shares of the Company represented and voting at the next Annual Meeting of Stockholders after such date, this Plan and all Awards granted hereunder shall be void.
22. Amendment of the Plan. All provisions of the Plan (including any Award made under the Plan) may at any time or from time to time be modified or amended by the Board; provided, however, (i) no Award at any time outstanding under the Plan may be modified, impaired, or canceled adversely to the holder of the Award without the consent of such holder, and (ii) the Plan may not be amended without approval by the holders of a majority of the Shares of the Company (a) to increase the maximum number of Shares subject to the Plan, (b) to change the class of persons eligible to receive Incentive Stock Options, or (c) if such approval is necessary to comply with applicable law, regulation, or listing requirement, or to qualify for an exemption or characterization that is deemed desirable by the Board.
23. Termination of Plan. The Board may terminate the Plan at any time. However, termination of the Plan shall not affect any Award previously granted hereunder and the rights of the holder of the Award shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated.

24. No Employment Rights. Nothing in the Plan or in any Award shall confer upon any recipient of an Award any right to remain in the employ of the Company or one of its Affiliates, and nothing herein shall be construed in any manner to interfere in any way with the right of the Company or its Affiliates to terminate such recipient's employment or directorship at any time.
25. Tax Withholding and 83(b) Election.
(a) The amount, as determined by the Committee, of any federal, state, or local tax required to be withheld by the Company due to the grant or exercise of an Award shall be satisfied, at the election of the recipient of the Award, but subject to the consent of the Committee, either (a) by payment by the recipient to the Company of the amount of such withholding obligation in cash (the "Cash Method"), or (b) through the retention by the Company of a number of Shares out of the Shares being acquired through the grant or exercise of any Award having a Fair Market Value equal to the amount of the withholding obligation (the "Share Retention Method"). The cash payment or the amount equal to the Fair Market Value of the Shares so withheld, as the case may be, shall be remitted by the Company to the appropriate taxing authorities. The Committee shall determine the time and manner in which the recipient may elect to satisfy a withholding obligation by either the Cash Method or the Share Retention Method.
(b) Unless otherwise expressly provided in the Award, if a holder is transferred an Award subject to a "substantial risk of forfeiture" as defined in Section 83 of the Code and related regulations, then such holder may elect under Section 83(b) of the Code to include in his gross income, for his taxable year in which the Award is transferred to such holder, the excess of the Fair Market Value (determined without regard to any restriction other than one which by its terms will never lapse), of such Award at the date of grant, over the amount (if anything) paid for such Award. If the Holder makes the Section 83(b) election described above, the Holder shall (i) make such election in a manner that is satisfactory to the Committee, (ii) provide the Committee with a copy of such election, (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and (iv) agree to such federal and state income withholding as the Committee may reasonably require in its sole and absolute discretion.